                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                             --------------------


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)   January 10, 1995


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                    15-0277720
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(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                 File Number)         Identification No.)


333 Butternut Drive, DeWitt, New York                                13214
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(Address of principal executive offices)                        (Zip Code)



   Registrant's telephone number, including area code    (315) 449-6431




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Item 5.  Other Events

Donald P. Cardarelli has been named chief executive officer and general manager of Agway Inc., effective immediately. He will assume the additional title of president upon the retirement of Charles F. Saul on February 1, 1995. Since last August,
Cardarelli has managed the farmer-owned cooperative as executive vice president and chief operating officer.

Ralph H. Heffner, Agway board chairman, announced that the 18-member board of directors unanimously elected Cardarelli as CEO following a national search during which they considered a number of highly qualified candidates.

"We are delighted that Don has accepted this position of leadership at Agway," Heffner said. "His outstanding financial background and management experience, as well as his openness and integrity, will serve us well as Agway continues to move forward and profitably serves commercial farmers and our large rural and suburban customer base."

"His clear understanding of the diverse operations of Agway and his leadership abilities will enable him to attract and retain employees of the highest caliber," Heffner added. "As chief operating officer, Don has already decisively addressed many of the challenges facing our cooperative. We look forward to his continued leadership in his new position."

A native of Utica, NY, Cardarelli graduated from Utica College and earned his MBA from Syracuse University. He began his professional career as a certified public accountant at Coopers & Lybrand. Later at the Pneumo Corporation in Boston, he headed a team of professionals responsible for reviewing a variety of businesses and recommending ways to improve their profitability.

Cardarelli joined Agway in 1984 as corporate director of financial analysis. He was soon named chief financial officer and then executive vice president of the Agway Insurance Group, where he changed management and refocused the business along profitable lines. In 1991, the Agway board elected him vice president and treasurer of Agway Inc., with responsibility for overall financing of the corporation, including the securities program, and supervision of the pension fund, other trust assets, and real estate. He was involved in the early disposition initiatives leading to the successful sale, in late 1994, of Agway's investment in Curtice Burns Foods and the planned sale of H. P. Hood, a Boston-based dairy foods company.

Cardarelli is active in a number of community and professional organizations, including Hospice of Central New York. He lives in Jamesville, NY, with his wife, Debra, and their three children.

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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AGWAY INC.
                                                    (Registrant)







Date    January 13, 1995               By       /s/ PETER J. O'NEILL
     -----------------------              ---------------------------------
                                                   Peter J. O'Neill
                                                Senior Vice President
                                            Corporate Finance and Control
                                          (Principal Financial Officer and
                                               Chief Accounting Officer)